Exhibit 10.13

FIRST AMENDMENT TO

TEMPO AUTOMATION, INC.

AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

THIS FIRST AMENDMENT (this “Amendment”) to the Tempo Automation, Inc. Amended and Restated 2015 Equity Incentive Plan is made and adopted by the Board of Directors (the “Board”) of Tempo Automation, Inc., a Delaware corporation (the “Company”), effective as of September 29, 2022 (the “Effective Date”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Tempo Automation, Inc. Amended and Restated 2015 Equity Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 14 of the Plan, the Board has the authority to amend the Plan from time to time, including to increase the maximum aggregate number of shares of Common Stock available for issuance thereunder, subject to approval of the Company’s stockholders within twelve (12) months thereof; and

WHEREAS, the Board believes it is in the best interests of the Company and its stockholders to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date, subject to approval of this Amendment by the Company’s stockholders:

AMENDMENT

1.	The first sentence of Section 3 of the Plan is hereby deleted and replaced in its entirety with the following:

“Subject to the provisions of Section 11 below, the maximum aggregate number of Shares that may be issued under the Plan is 27,712,681 Shares, all of which Shares may be issued under the Plan pursuant to Incentive Stock Options.”

2.	This Amendment shall be and is hereby incorporated into and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

[Signature page follows]

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I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Tempo Automation, Inc. on ________________, 2022.

Executed on this _____ day of _________, 2022.

By:
Name:
Title:

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I hereby certify that the foregoing Amendment was approved by the stockholders of Tempo Automation, Inc. on ________________, 2022.

Executed on this _____ day of _________, 2022.

By:
Name:
Title: